Exhibit 32.1

Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2001.

              ---------------------------------------------------


In connection with the Quarterly Report of AmeriChip International, Inc.(the "Company") on Form 10-QSB for the period ended February 29, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Howard, President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 19, 2004

                                                   /s/ David Howard
                                                   ----------------------------
                                                   David Howard, President, CEO

                                  Exhibit 32.1

Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2001.

      --------------------------------------------------------------------


In connection with the Quarterly Report of AmeriChip International, Inc.(the "Company") on Form 10-QSB for the period ended February 29, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marc Walther, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 19, 2004
                                                       /s/ Marc Walther
                                                       ------------------------
                                                       Marc Walther,
                                                       Chief Accounting Officer